UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  August 11, 2011

SPORT CHALET, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20736	95-4390071
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sport Chalet Drive, La Cañada, CA 91011
(Address of principal executive offices) (Zip Code)

(818) 949-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

Results of the Annual Meeting

Sport Chalet, Inc. (the "Company") held its 2011 annual meeting of stockholders (the "Annual Meeting") on August 11, 2011.  The following matters were submitted to a vote of the Company's security holders at the Annual Meeting:  (1) the election of seven persons to the Board of Directors of the Company, each to hold office until the next annual meeting of stockholders and until his or her successors shall have been duly elected and qualified, subject to his or her earlier death, resignation, disqualification or removal; (2) an advisory vote on executive compensation; (3) an advisory vote on the frequency of the advisory vote on executive compensation; (4) the approval of the 2004 Equity Incentive Plan as amended; and (5) the ratification of the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending April 1, 2012.

The final results of the vote on each proposal is as follows:

1.           Election of Directors

John R. Attwood*	For: 495,143 Withheld: 10,554 Broker Non-Votes: 69,086

Rachel C. Glaser+	For: 1,599,518 Withheld: 23,787 Broker Non-Votes: 350,776

Donald J. Howard+	For: 1,597,145 Withheld: 26,161 Broker Non-Votes: 350,776

Craig L. Levra+	For: 1,602,365 Withheld: 20,941 Broker Non-Votes: 350,776

Eric S. Olberz+	For: 1,603,386 Withheld: 19,920 Broker Non-Votes: 350,776

Randall G. Scoville+	For: 1,605,181 Withheld: 18,125 Broker Non-Votes: 350,776

Kevin J. Ventrudo+	For: 1,608,954 Withheld: 14,352 Broker Non-Votes: 350,776
_________________________

*	Mr. Attwood was elected by the holders of the Class A Common Stock voting as a separate class.

+
Ms. Glaser and Messrs. Howard, Levra, Olberz, Scoville and Ventrudo were elected by the holders of the Class A Common Stock and the holders of the Class B Common Stock voting together as a single class.

2.           Advisory Vote on Executive Compensation

For: 1,598,034 Against: 17,960 Abstain: 7,311 Broker Non-Votes: 350,776

3.           Frequency of Advisory Vote on Executive Compensation

One Year: 242,381 Two Year: 21,560 Three Year: 1,359,154 Abstain: 211

4.           Approval of the 2004 Equity Incentive Plan

For: 1,466,427 Against: 154,757 Abstain: 2,121 Broker Non-Votes: 350,776

5.           Ratification of Appointment of Independent Registered Public Accounting Firm

For: 1,969,245 Against: 4,495 Abstain: 343 Broker Non-Votes: 0

Frequency of Advisory Vote on Executive Compensation

In the vote on the frequency of the advisory vote on executive compensation at the Annual Meeting, the frequency receiving the greatest number of votes was three years.  In light of this vote, the Board of Directors of the Company has determined to hold the advisory vote on executive compensation every three years.

Item 7.01.	Regulation FD Disclosure

On August 11, 2011, Craig L. Levra, the Chairman of the Board, President and Chief Executive Officer of the Company, made a presentation to the Annual Meeting.  A copy of the slides accompanying Mr. Levra's presentation is attached as Exhibit 99.1 to this Report.

The information in this Item 7.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section.  This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report.  The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

Non-GAAP Financial Measure

In addition to reporting the Company’s financial results in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company provides information regarding EBITDA.  This measure is considered non-GAAP and is not preferable to GAAP financial information.  EBITDA, as defined in the Company’s current bank loan agreement as (loss) income before (benefit) provision for income taxes, interest expense, depreciation and amortization, certain non-cash charges as well as share-based compensation expense, is a non-GAAP measure of liquidity and is included in the presentation to provide information concerning the Company’s performance.  Management also believes EBITDA is useful because it is frequently used by analysts and investors in evaluating companies.  In addition, management uses EBITDA, along with other GAAP measures, in evaluating operating performance compared to that of other companies because the calculation of EBITDA generally eliminates the effects of financing, operating in different income tax jurisdictions, and the accounting effects of capital spending.  When analyzing operating performance, investors should use EBITDA in addition to, and not as an alternative for, income (loss) from operations and net income (loss), each as determined in accordance with GAAP.  Because not all companies use identical calculations, this presentation of EBITDA may not be comparable to similarly titled measures used by other companies. Furthermore, EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not consider certain cash requirements such as tax and debt service payments.

Cautionary Information Regarding Forward-Looking Statements

Except for the historical and factual information contained in the exhibits to this Report, the matters set forth therein are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including, but are not limited to,  the ability of the Company to successfully execute its operating and strategic initiatives; the ability of the Company to maintain the reduced level of operating expenses; the effect of the economic downturn on the Company's sales; limitations on borrowings under the Company's bank credit facility; the ability of the Company to maintain its relationships with vendors; the effect of competition; risks associated with the concentration of the Company's stores in California, Arizona and Nevada; and such factors as may be detailed from time to time in the Company's filings with the United States Securities and Exchange Commission.  You should not place undue reliance on these forward-looking statements, which speak only as of the date of the presentation slides.  The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description
99.1	Presentation slides for the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPORT CHALET, INC.

Date: August 15, 2011	By:	/s/ Howard K. Kaminsky
Howard K. Kaminsky,
Executive Vice President-Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation slides for the Annual Meeting.